Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of February 3, 2015, by and among Cachet Financial Solutions, Inc., a Delaware corporation (the “Company”), and the parties indicated as Purchasers on one or more counterpart signature pages hereof (each of which is a “Purchaser,” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1                               Definitions.  In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock.

“Company Counsel” means Briggs and Morgan, P.A., with offices located at 2200 IDS Center, 80 South Eight Street, Minneapolis, Minnesota 55402.

“Conversion Price” shall have the meaning ascribed to such term in the Certificate of Designation.

“Conversion Shares” shall have the meaning ascribed to such term in the Certificate of Designation.

“Cut Back” shall have the meaning ascribed to such term in Section 4.2.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” means the earliest of the date that (a) the Resale Registration Statement has been declared effective by the Commission, (b) all of the Underlying Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions (determined on a holder-by-holder basis) or (c) following the one-year anniversary of the Closing Date provided that a holder of Underlying Shares is not an Affiliate of the Company, all of the Underlying Shares may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and Company Counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Underlying Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Event” has the meaning set forth in Section 4.3.

“Event Date” has the meaning set forth in Section 4.3.

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(q).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(m).

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Per Share Purchase Price” equals $1.15, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means the Company’s Series B Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.6.

“Registration Expenses” shall have the meaning ascribed to such term in Section 4.4.

“Registration Expiration” shall have the meaning set forth in Section 4.3.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Resale Registration Statement” shall have the meaning ascribed to such term in Section 4.1.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Preferred Stock, the Warrants and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, and the rules and regulations thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Preferred Stock and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the OTC Markets (e.g., OTCQX or OTCQB), or any successors to any of the foregoing.

“Transaction Documents” means this Agreement, the Certificate of Designation, the Warrants, all exhibits and schedules thereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Shares” means the Conversion Shares and the Warrant Shares.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be in the form of Exhibit B attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1                               Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate maximum of $2,875,000 of (i) shares of Preferred Stock at the Per Share Purchase Price, and (ii) Warrants as determined pursuant to Section 2.2(a)(iv).  Each Purchaser shall deliver to the Company, via wire transfer of immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser and the Company shall deliver to each Purchaser its respective shares of Preferred Stock and a Warrant as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 at the Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel or such other location agreeable to the parties.

2.2                               Deliveries.

(a)                                 On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)                                     this Agreement duly executed by the Company;

(ii)                                  a certificate registered in the name of such Purchaser evidencing a number of shares of Preferred Stock purchased by such Purchaser;

(iii)                               evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Delaware;

(iv)                              a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser’s Subscription Amount for the Preferred Stock divided by the Conversion Price; and

(v)                                 a legal opinion from Company Counsel, in customary form and substance for transactions of the nature contemplated by this Agreement.

(b)                                 On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)                                     this Agreement duly executed by such Purchaser; and

(ii)                                  such Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Company.

2.3                               Closing Conditions.

(a)                                 The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)                                     the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)                                  all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii)                               there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(iv)                              the Company will have complied with all of the requirements of the Financial Industry Regulatory Authority, Inc. with respect to the issuance of the Securities and the Underlying Shares;

(v)                                 the Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities and issuance of the Underlying Shares; and

(vi)                              the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)                                 The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)                                     the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)                                  all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)                               the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv)                              there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1                               Representations and Warranties of the Company.  Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)                                 Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)                                 Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c)                                  Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals.  This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)                                 No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)                                  Filings, Consents and Approvals.  Except as set forth on Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) any filings with the Commission pursuant to Sections 4.1 and 4.2, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, if any, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)                                   Issuance of the Securities.  The Preferred Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the

Company other than restrictions on transfer provided for in the Transaction Documents and under applicable state and federal securities laws.  The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Underlying Shares have been duly reserved for issuance upon conversion of the Preferred Shares or exercise of the Warrants, as applicable.

(g)                                  Capitalization.  The capitalization of the Company as of August 14, 2014 is as set forth on Schedule 3.1(g).  Since that date, the Company has not issued any capital stock except as may be disclosed in SEC Reports, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents disclosed on Schedule 3.1(g) or in SEC Reports.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents, except as set forth on Schedule 3.1(g).  Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.

(h)                                 SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)                                     Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.  The Company does not have pending before the Commission any request for confidential treatment of information.

(j)                                    Litigation.  Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)                                 Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except, in each case, as is set forth on Schedule 3.1(k) or as otherwise could not have or reasonably be expected to result in a Material Adverse Effect.

(l)                                     Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially interfere with the use made and proposed to be made of such property by the Company and the

Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties.

(m)                             Intellectual Property.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement.  Except as set forth on Schedule 3.1(m), neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)                                 Fees.  Except for fees payable to National Securities Corporation, Northland Capital Markets and Scarsdale Equities LLC, no placement agent or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(o)                                 Indebtedness.  Schedule 3.1(o) sets forth as of August 14, 2014, all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(p)                                 Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(q)                                 Investment Company.  The Company (including its subsidiaries) is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

(r)                                    Related Party Transactions.  To the knowledge of the Company, no transaction has occurred between or among the Company and any of its affiliates (including, without limitation, any of its subsidiaries), officers or directors or any affiliate or affiliates of any such affiliate, officer or director that with the passage of time will be required to be disclosed pursuant to Sections 13, 14 or 15(d) of the Exchange Act other than those transactions that have already been so disclosed.

(s)                                   No General Solicitation.  Neither the Company, nor any of its affiliates, nor any person action on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

(t)                                    No Manipulation; Disclosure of Information.  The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.  The Company confirms that, to its knowledge, with the exception of the proposed sale of Securities as contemplated herein (as to which the Company makes no representation), neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchasers will be relying on the foregoing representations in effecting transactions in securities of the Company.  All disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(u)                                 Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) made by the Company or any of its officers or directors contained in the SEC Documents, or made available to the public generally since June 30, 2014, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(v)                                 No Additional Agreements.  Other than with respect to closing mechanics, the Company has no other agreements or understandings (including, without limitation, side letters) with any Purchaser or other person to purchase any of the Securities on terms more favorable to such person than as set forth herein.

(w)                               No “Bad Actor” Disqualification.  The Company has exercised reasonable care, in accordance with SEC rules and guidance, and has conducted a factual inquiry, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Shares; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

Each Purchaser, for itself and for no other Purchaser, acknowledges and agrees that the representations contained in Section 3.1 shall not modify, amend or affect the Company’s right to rely on such Purchaser’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

3.2                               Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)                                 Organization; Authority.  Such Purchaser is either an individual or an entity duly incorporation or formation, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)                                 Understandings or Arrangements.  Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Resale Registration Statement or otherwise in compliance with applicable federal and state securities laws).  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.  Such Purchaser understands that the Preferred Stock, Warrants and Underlying Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Resale Registration Statement or otherwise in compliance with applicable federal and state securities laws).  The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)                                  Opportunity to Obtain Information. Such Purchaser acknowledges that representatives of the Company have made available to such Purchaser the opportunity to review the books and records of the Company and its Subsidiaries and to ask questions of and receive answers from such representatives concerning the business and affairs of the Company and its Subsidiaries.  Such Purchaser further acknowledges the availability of the Company’s SEC Reports, specifically include the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as amended, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014, and Current Reports on Form 8-K that have been filed by the Company on and since February 12, 2014.

(d)                                 Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts any shares of Preferred Stock or exercises any Warrants, it will be an “accredited investor” as defined in Rule 501 under the Securities Act.

(e)                                  Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)                                   General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities or any other securities of the Company published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.  Such Purchaser did not purchase any shares of Common Stock in the Company’s initial public offering pursuant to the final prospectus dated July 9, 2014.  Such Purchaser has a pre-existing relationship with National Securities Corporation, Northland Capital Markets, Scarsdale Equities LLC or the Company.

(g)                                  No Investment, Tax or Legal Advice.  Each Purchaser understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

(h)                                 Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1                               Reporting Status.  With a view to making available to the Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares and Underlying Shares to the public without registration, the Company agrees to use its reasonable efforts to file with the SEC, in a timely manner all reports and other documents required of the Company under the Exchange Act.  The Company will otherwise take such further action as a Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell the Securities and Underlying Shares without registration under the Securities Act or any successor rule or regulation adopted by the SEC.

4.2                               Quotation.  So long as a Purchaser owns any of the Securities or Underlying Shares, the Company will use its reasonable efforts to maintain the quotation of its Common Stock on the OTCQB or OTCQX, each as administered by OTC Markets Group or, in lieu thereof, on a national securities exchange and will comply in all material respects with the Company’s reporting, filing and other obligations under the rules of any such market or exchange, as applicable.

4.3                               Non-Public Information.  The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.  Furthermore, if the Company has disclosed any material non-public information to the Purchaser, the Purchaser has no duty to keep such information confidential following the public announcement of the offering.

4.4                               Resale Registration Statement.  The Company shall file, within 45 days after the Closing, and thereafter use its commercially reasonable efforts to effect the registration, qualification and compliance (including without limitation the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) to permit or facilitate the sale and distribution of all of the Underlying Shares no later than 120 days after the Closing (such registration statement, the “Resale Registration Statement”); provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance:

(a)                                 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(b)                                 if the Company shall furnish to the Purchasers a certificate, signed by the Chairman of the Board of the Company, stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or its stockholders for the Resale Registration Statement to be filed at such time, then the Company’s obligation to commence the actions described in this Section 4.1(b) shall be deferred for a period not to exceed 90 days from the date of such certificate; provided, however, that the Company may not utilize this right more than once; or

(c)                                  If a Purchaser fails to cooperate in providing the Company with all information reasonably required to be included in the Resale Registration Statement or otherwise required to be obtained by the Company for purposes of preparing and filing the Resale Registration Statement and any amendments thereto; provided, however, that such failure shall not affect the Company’s obligations with respect to any Underlying Shares of any other Purchasers.

Once declared effective by the Commission, the Company shall use best efforts to keep the Resale Registration Statement registering the resale of the Underlying Shares effective during the period beginning on its effective date until the earlier of (i) such time as all of the Underlying Shares shall have been sold or (ii) no Conversion Shares issued or issuable upon conversion of the Preferred Stock remain unsold and at least two years have passed since the Closing (such earlier time, the “Registration Expiration”).

4.5                               Cut-Back.  If, for any reason, the Commission (including an independent determination by the Company, in consultation with Company Counsel, based on existing written guidance or applicable rules of the Commission) or an underwriter participating in an underwritten primary offering conducted pursuant to the Resale Registration Statement requires that the number of Underlying Shares to be registered for resale pursuant to the Resale Registration Statement be reduced, then such reduction (the “Cut Back”) shall be allocated pro rata among the Purchasers whose shares have been included in the Resale Registration Statement and any other holders of Common Stock that have exercised their right to require the Company to register for resale such Common Stock on the Resale Registration Statement, until the reduction so required shall have been effected.  At the discretion of the Company, the Cut Back may be effected first among one particular type of Underlying Shares (e.g., Warrant Shares first, and then Conversion Shares).

4.6                               Registration Deadlines.  If:  (i) the Resale Registration Statement is not filed with the Commission on or prior to its 45th day after the Closing (or the next succeeding Business Day if the 45th day is not a Business Day), or (ii) the Resale Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by on or prior to the 120th day after the Closing (or the next succeeding Business Day if the 45th day is not a Business Day), or (iii) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Underlying Shares included in such Registration Statement, or the Purchasers are otherwise not permitted to utilize the prospectus therein to resell such Underlying Shares for more than 20 consecutive Trading Days or more than an aggregate of 30 Trading Days (which need not be consecutive Trading Days) during any 12-month period (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) and (ii), the date on which such Event occurs, and for purpose of clause (iii) the date which such 20-Trading Day period or 30-Trading Day period, as applicable, is exceeded, being referred to as “Event Date”); then, in addition to any other rights the Purchasers may have hereunder or under applicable law, on each such Event Date the Company shall issue to each Purchaser a number of shares of Common Stock, as partial liquidated damages and not as a penalty, the value of which is equal to 1.0% of the aggregate Subscription Amount paid by such Purchaser under this Agreement, and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until such time as the applicable Event shall have been cured, the Company shall issue to each Purchaser a number of shares of Common Stock, as partial liquidated damages and not as a penalty, the value of which is equal to 1.0% of the aggregate Subscription Amount paid by such Purchaser under this Agreement.  Notwithstanding anything herein to the contrary, the parties agree that the maximum aggregate liquidated damages payable by the Company under this Agreement shall be 6.0% of the aggregate Subscription Amounts paid by the Purchasers under this Agreement.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.  Shares of Common Stock issued pursuant to this Section shall be valued in the same manner as prescribed for the valuation of Common Stock issued in satisfaction of dividend-payment obligations on the Preferred Stock, as set forth in the Certificate of Designation.

4.7                               Expenses.  All expenses incurred by the Company in complying with Section 4.1 or 4.2, including without limitation all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses

(including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.”  The Company will pay all Registration Expenses in connection with the Resale Registration Statement.

4.8                               Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities hereunder primarily for working capital purposes and to fund the general corporate purposes of the Company and its Subsidiaries, and to fund certain contractual obligations relating to acquisitions and to repay certain outstanding Indebtedness (to the extent such Indebtedness shall not have earlier converted into common stock).

4.9                               Indemnification of Purchasers.  Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel, or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel in the aggregate (i.e., for all Purchaser Parties).  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed, or (z) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

4.10                        Reservation of Securities; Reporting Status.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to issue all of the Underlying Shares.  In addition, from and after the date hereof and for so long as any Preferred Stock remains issued and outstanding, the Company will continue to file SEC Reports with the Commission and use commercially reasonable efforts to maintain its listing or quotation on a Trading Market.

4.11                        Certain Transactions and Confidentiality.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced by the Company.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules.

4.12                        Transfer Restrictions.

(a)                                 The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of any Securities other than pursuant to an effective Resale Registration Statement or Rule 144, or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company (the fees and expenses of which shall be paid by such Purchaser), the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b)                                 The Purchasers agree to the imprinting, so long as is required by this Agreement, of a legend on any of the Preferred Stock, Warrants and Underlying Shares in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH

EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)                                  Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in paragraph (b) above):  (i) while a registration statement (including the Resale Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act.  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder.  If all or any shares of Preferred Stock are converted or any portion of a Warrant is exercised at a time when the Resale Registration Statement is effective to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act, then such Underlying Shares shall be issued free of all legends.

(d)                                 Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including, if the sale is being effected pursuant to a registration statement (including the Resale Registration Statement), the plan of distribution contained within such registration statement and any applicable prospectus-delivery requirements, or an exemption therefrom.

ARTICLE V.
GENERAL PROVISIONS

5.1                               Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before 30 days of the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2                               Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3                               Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4                               Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (Minneapolis time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Minneapolis time) on any Trading Day, (c) the third Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5                               Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 50% in interest of the Securities based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6                               Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7                               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser.  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8                               Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except for the Purchasers.

5.9                               Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the conflicts-of-law principles thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Minneapolis, Minnesota.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Minneapolis, Minnesota, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10                        Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a one-year period after the Closing Date.

5.11                        Execution.  This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12                        Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13                        Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14                        Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.15                        Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.16                        Construction.  The parties agree that each of them and their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

5.17                        WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

*  *  *  *  *  *  *

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CACHET FINANCIAL SOLUTIONS, INC.

By:
Name:
Title:

Address for Notice:

18671 Lake Drive E.

Southwest Tech Center A

Minneapolis, Minnesota 55317

Facsimile:  (952) 698-6999

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Preferred Stock and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $

Shares of Preferred Stock:

Warrant Shares:

EIN Number:

DWAC Instructions – Broker no:	Account no:

Exhibit A

Attached is the form of Certificate of Designation

CACHET FINANCIAL SOLUTIONS, INC.

SERIES B CONVERTIBLE PREFERRED STOCK

CERTIFICATE OF DESIGNATION
OF PREFERENCES, RIGHTS AND LIMITATIONS

(Pursuant to Section 151 of the Delaware General Company Law)

THE UNDERSIGNED, the Chief Financial Officer and Executive Vice President of Cachet Financial Solutions, Inc., a Delaware corporation (the “Company”), does hereby certify that, pursuant to the authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company and in accordance with the provisions of Section 151 of Delaware General Corporation Law, the Board of Directors of the Company as of February 2, 2015, has adopted the following resolution creating a series of capital stock designated as the Series B Convertible Preferred Stock:

RESOLVED: that, pursuant to the authority vested in the Board of Directors of the Company, a series of convertible preferred stock, $0.0001 par value per share, to be entitled “Series B Convertible Preferred Stock” of the Company is hereby created and designated.  The number of shares of Series B Stock shall be 2,500,000.  The voting powers, preferences and relative, participating, optional and other special rights of the Series B Convertible Preferred Stock, and the qualifications, limitations and restrictions thereof, are as follows:

1.             Definitions.  For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(b).

“Beneficial Ownership Limitation” has the meaning set forth in Section 6(e).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to the Purchase Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents shall have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount at the Closing and (ii) the Company’s obligations to deliver the Securities at the Closing shall have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Conversion Conditions” means all of the following conditions: (a) the Company shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any; (b) either (i) there is an effective Resale Registration Statement pursuant to which the Holders are permitted to utilize the prospectus contained therein to resell all of the Underlying Shares permitted by the Commission to be included thereunder and resold pursuant thereto (subject, however, to the cutback provisions contained in the Purchase Agreement pertaining to the Resale Registration Statement) or (ii) all of the Underlying Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Company (the requirements of this clause (b)(ii) being determined severally on a Holder-by-Holder basis); (c) the Common Stock is trading on a Trading Market; and (d) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the Underlying Shares.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(c).

“Conversion Shares” means, collectively, the shares of Common Stock issued and issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms hereof.

“DGCL” means the Delaware General Corporation Law.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(b).

“Holder” means the Persons who hold the Series B Preferred Stock at any given time.

“Junior Securities” means the Common Stock and all other securities of the Company, other than the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and any other securities which are explicitly senior or pari passu to the Series B Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

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“Minnesota Courts” shall have the meaning set forth in Section 9(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Series B Preferred Stock regardless of the number of transfers of any particular shares of Series B Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series B Preferred Stock (including when such certificates are issued or how they are dated).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Securities Purchase Agreement, dated on or about February 2, 2015, by and among the Company and the original Holders, as the same may be amended, modified or supplemented from time to time in accordance with its terms.  “Purchase Agreement” also includes any subsequently dated agreements in substantially identical form for the purchase and sale of Series B Preferred Stock.

“Resale Registration Statement” means one or more registration statements that registers the resale of some or all of the Underlying Shares of the Holders, who shall be named as “selling stockholders” therein and meets the requirements set forth in the Purchase Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Securities” means the Series B Preferred Stock, the Warrants and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Series B Preferred Stock” means the Series B 8% Convertible Preferred Stock of the Company.

“Share Delivery Date” shall have the meaning set forth in Section 6(d)(i).

“Stated Value” shall have the meaning set forth in Section 2.

“Subscription Amount” shall mean, as to each Holder, the aggregate amount to be paid for the Series B Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount,” in United States dollars and immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and shall,

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where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date of the Purchase Agreement.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the tiers of the OTC Markets (e.g., OTCQX or OTCQB), including any successors to any of the foregoing.

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Series B Preferred Stock, issued and issuable in lieu of the cash payment of dividends on the Series B Preferred Stock in accordance with the terms of this Certificate of Designation, and the Warrant Shares.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market (other than the OTC Bulletin Board or the OTC Markets), the daily volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is then listed or quoted on the OTC Bulletin Board or the OTC Markets, the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Board of Directors.

“Warrants” means the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with the Purchase Agreement, which Warrants have a term of exercise expiring five years from the applicable Closing, in the form attached to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2.             Designation, Amount and Par Value.  The series of preferred stock created hereunder shall be designated as its Series B 8% Convertible Preferred Stock (the “Series B Preferred Stock”) and the number of shares so designated shall be 2,500,000 (which shall not be subject to increase without the written consent of the Holders of at least a majority of the then-issued and outstanding Series B Preferred Stock).  Each share of Series B Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to the price paid to the Company for such share (the “Stated Value”).

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3.             Dividends.

(a)           Dividends in Cash or in Kind.  Holders shall be entitled to receive, and the Company shall pay, subject to the provisions of the DGCL and legally available funds therefor, dividends at the rate per share (as a percentage of the Stated Value per share) of 8.0% per annum.  Such dividends shall be payable quarterly on March 31, June 30, September 30 and December 31, beginning on the first such date after the Original Issue Date and on each Conversion Date (with respect only to Series B Preferred Stock being converted) (each such date, a “Dividend Payment Date,” provided that if the Dividend Payment Date is not a Business Day, then the Dividend Payment Date will be the next succeeding Business Day thereafter), at the option of the Company, (1) in cash out of legally available funds or (2) in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, or (3) a combination of cash and Common Stock.  In the case of payment by the Company of dividends in the form of shares of Common Stock, the Common Stock shall be valued solely for such purpose at the average of the VWAPs for the 30 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date or Conversion Date.  Dividends paid in cash or through the issuance of Common Stock shall be paid to Holders no later than five Business Days after a Dividend Payment Date.

(b)           Dividend Calculations.  Dividends on the Series B Preferred Stock shall be calculated on the basis of actual days elapsed during a 365-day year, and shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends.  Payment of dividends in shares of Common Stock shall otherwise occur pursuant to Section 6(d)(i) and, solely for purposes of the payment of dividends in shares, the Dividend Payment Date shall be deemed the Conversion Date.  Dividends shall cease to accrue with respect to any Series B Preferred Stock converted, provided that the Company actually delivers the Conversion Shares within the time period required by Section 6(d)(i).  Except as otherwise provided herein, if at any time the Company pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Series B Preferred Stock held by each Holder on such Dividend Payment Date.

(c)           Other Securities.  So long as any Series B Preferred Stock shall remain outstanding, neither the Company nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Company at such times when the Company is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series B Preferred Stock remain unpaid.

4.             Voting Rights.  Each outstanding share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Series B Preferred Stock is then convertible pursuant hereto as of the applicable record date for the vote of stockholders.  Each holder of outstanding shares of Series B Preferred Stock shall be entitled to notice of any stockholder meeting in accordance with the bylaws of the Company and shall vote with holders of the Common Stock and Series A Preferred Stock, voting

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together as single class, upon all matters submitted to a vote of stockholders, excluding only those matters required to be submitted to a class or series vote pursuant to the terms hereof or the terms of the certificate of designation for the Series A Preferred Stock, or by law.  The Holders of shares of Series B Preferred Stock shall not be entitled to cumulate their votes in any election of directors in which they are entitled to vote.

5.             Liquidation.  For purposes of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the Series A Preferred Stock and Series B Preferred Stock shall be pari passu.  Upon any Liquidation, the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Series B Preferred Stock, before any distribution or payment shall be made to the holders of any Junior Securities, and shall not participate with the holders of Common Stock or other Junior Securities thereafter.  If the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

6.             Conversion.

(a)           Conversions at Option of Holder.  Each share of Series B Preferred Stock and accrued but unpaid dividends thereon shall be convertible, at any time and from time to time at the option of the Holder thereof, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Series B Preferred Stock (plus accrued but unpaid dividends thereon, if being converted) by the Conversion Price.  Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”).  Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted (and whether any accrued but unpaid dividends thereon are being converted), the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue, and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Company (such date, the “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, then the Conversion Date shall be the date that such Notice of Conversion to the Company is deemed given hereunder.  To effect conversions of shares of Series B Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series B Preferred Stock to the Company unless all of the shares of Series B Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series B Preferred Stock promptly following the Conversion Date at issue.  Shares of Series B Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

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(b)           Mandatory Conversion.

(i)            At the option of the Company, after all of the Company Conversion Conditions shall have been satisfied, each share of Series B Preferred Stock shall be convertible, at any time, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Series B Preferred Stock by the Conversion Price.  At the option of the Company, conversion under this Section 6(b)(i) may include the conversion of accrued but unpaid dividends.  The Company shall exercise its right to mandatorily convert the Series B Preferred Stock under this Section by providing the Holders with written notice at least 48 hours prior to the effective date of conversion; or

(ii)           Upon the affirmative vote or written consent of the Holders of at least 75% of the then-issued and outstanding shares of Series B Preferred Stock, all shares of Series B Preferred Stock will be converted into that number of shares of Common Stock determined by dividing the Stated Value of such share of Series B Preferred Stock by the Conversion Price.  At the option of the Holders, conversion under this Section 6(b)(ii) may include the conversion of accrued but unpaid dividends.

(c)           Conversion Price.  The conversion price for the Series B Preferred Stock shall equal $1.15, subject to adjustment as provided herein (the “Conversion Price”).

(d)           Mechanics of Conversion.

(i)            Delivery of Certificate Upon Conversion.  Not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the converting Holder one or more certificate or certificates representing the Conversion Shares.  On or after the earlier of the six-month anniversary of the date of issuance the Series B Preferred Stock being converted, such certificates shall not contain a restrictive legend under the Securities Act so long as (i) the Holder shall have delivered a representation letter to the Company in form and substance satisfactory to the Company (which letter includes a representation by the Holder that the Conversion Shares are being sold pursuant to Rule 144) or (ii) a Resale Registration Statement covering the resale of such Conversion Shares is then effective.  On or after the 12-month anniversary of the date of the issuance of the Series B Preferred Stock being converted, the Company shall, upon the request of the Holder, use commercially reasonable efforts to deliver any Conversion Shares to be delivered by the Company under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

(ii)           Failure to Deliver Certificates.  If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Series B Preferred Stock certificate delivered to the Company, if any, and the Holder shall promptly return to the Company the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

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(iii)          Reservation of Shares Issuable Upon Conversion.  The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock and payment of dividends on the Series B Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series B Preferred Stock), that number of shares of the Common Stock as shall be issuable upon the conversion of all then-outstanding shares of Series B Preferred Stock without regard to the limitations on conversion contained in Section 6(e) below.  The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable.

(iv)          Fractional Shares.  No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred Stock.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(v)           Transfer Taxes and Expenses.  The issuance of certificates for shares of the Common Stock on conversion of the Series B Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Series B Preferred Stock and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  The Company shall pay all transfer agent fees required for processing of any Notice of Conversion.

(e)           Beneficial Ownership Limitations.  The Company shall not effect any conversion of the Series B Preferred Stock, and a Holder shall not have the right to convert any portion of the Series B Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation, as defined below.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining unconverted Stated Value of Series B Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company that are subject to a limitation on conversion or exercise analogous to the limitation contained herein (including without limitation the Warrants) beneficially owned by such Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.  To ensure

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compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this Section and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act.

For purposes of this Section, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent written notice by the Company or the transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series B Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Conversion Shares upon conversion of Series B Preferred Stock by the applicable Holder.  Upon no fewer than 61 days’ prior written notice to the Company, a Holder may increase or decrease the Beneficial Ownership Limitation provisions of this Section applicable to its Series B Preferred Stock, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Conversion Shares upon conversion of the Series B Preferred Stock held by such Holder and the provisions of this Section shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder.  The limitations contained in this paragraph shall apply to a successor holder of Series B Preferred Stock.

7.             Certain Adjustments and Covenants; Notices Required.

(a)           Stock Dividends and Stock Splits.  If the Company, at any time while the Series B Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Junior Securities (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of a dividend on, the Series B Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then in each case the Conversion Price shall be multiplied by a fraction, the numerator of which fraction shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and the denominator of which fraction shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for

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the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)           Fundamental Transaction.  Subject to the ultimate sentence in this paragraph, if, at any time while the Series B Preferred Stock is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a reclassification under Section 7(a) above), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including without limitation a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Series B Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (collectively, the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Series B Preferred Stock is convertible immediately prior to such Fundamental Transaction.  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series B Preferred Stock following such Fundamental Transaction.

(c)           Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date

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shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

(d)           Required Notices to Holders.

(i)            Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)           Notice to Allow Conversion by Holder.  If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special non-recurring cash dividend on the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the Liquidation of the Company or a Fundamental Transaction, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series B Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Company, at least ten calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

8.             Negative Covenants.  So long as any shares of Series B Preferred Stock are outstanding, the Company shall not take any of the following corporate actions (whether by merger, consolidation or otherwise), without first obtaining the approval (whether at a meeting called for such purpose or through written action or consent) of the Holders of at least a majority of the voting power of the Series B Preferred Stock: (i) alter or change the rights, preferences or privileges of the Series B Preferred Stock, or increase the authorized number of shares of Series B Preferred Stock; (ii) alter or change the rights, preferences or privileges of any then-outstanding shares of capital stock of the Company in any manner that materially and adversely affects the Series B Preferred Stock; or (iii) authorize or create any class of capital stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to, or otherwise pari passu with, the Series B Preferred Stock.

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9.             General Provisions.

(a)           Giving of Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including without limitation any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, Attention: Chief Financial Officer, facsimile number (952) 698-6999, or such other facsimile number or address as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (Minneapolis time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (Minneapolis time) on any Trading Day, (iii) the third Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b)           Lost or Mutilated Series B Preferred Stock Certificate.  If a Holder’s Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company.

(c)           Transfers.  Shares of Series B Preferred Stock may be transferred on the Company’s books and records only (i) pursuant to a written assignment or stock power, or other suitable instrument of conveyance, in form and substance satisfactory to the Company in its reasonable discretion, and (ii) after the Company’s receipt of a legal opinion, in form and substance satisfactory to the Company in its reasonable discretion, that such transfer will be conducted either pursuant to an effective registration thereof under the Securities Act or pursuant to an applicable exemption from the such registration requirements (including the registration or qualification requirements of any applicable state securities laws).  Absent compliance with the provisions of this Section, the Company shall not be obligated to recognize any transfer of Series B Preferred Stock.

(d)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to conflicts-of-law principles thereof.  Each party agrees that all legal proceedings

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concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents shall be commenced in the state and federal courts sitting in the City of Minneapolis, Minnesota (the “Minnesota Courts”).  By purchasing or accepting any shares of Series B Preferred Stock, each Holder hereby irrevocably submits to the exclusive jurisdiction of the Minnesota Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Minnesota Courts, or such Minnesota Courts are improper or inconvenient venue for such proceeding.  Each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Person at the address in effect for notices to it as specified herein, and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.  Each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby.  If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(e)           Waiver.  Other than the restrictions set forth in Section 6(e), which can be waived, as to a particular original purchaser of Series B Preferred Stock and its affiliates, pursuant to a writing signed by the Company and such original purchaser of Series B Preferred Stock and delivered prior to the consummation of a purchase of the Series B Preferred Stock, no provision of this Certificate of Designation may be waived, modified, supplemented or amended except in a written instrument signed by the Company and approved by the Holders of a majority of the then-outstanding shares of Series B Preferred Stock.  Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders.  The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion.

(f)            Severability.  If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

(g)           Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

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(h)           Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(i)            Status of Converted or Redeemed Series B Preferred Stock.  Shares of Series B Preferred Stock may only be issued pursuant to the Purchase Agreement.  If any shares of Series B Preferred Stock shall be converted, redeemed or reacquired by the Company, such shares shall resume the status of authorized but undesignated and unissued shares of preferred stock and shall no longer be designated as Series B Preferred Stock.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned as executed this Certificate of Designation as of February 2, 2015.

CACHET FINANCIAL SOLUTIONS, INC.

DARIN P. MCAREAVEY
Chief Financial Officer and
Executive Vice President

[SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION]

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER
IN ORDER TO CONVERT SHARES OF SERIES B PREFERRED STOCK)

The undersigned hereby irrevocably elects to convert the number of shares of Series B 8% Convertible Preferred Stock indicated below into shares of common stock, par value $0.0001 per share, of Cachet Financial Solutions, Inc., a Delaware corporation (the “Company”), according to the conditions hereof, as of the date written below.  If shares of common stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Company in accordance with the Purchase Agreement.  No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933.

Conversion Calculations:

Conversion Date:

Number of shares of Series B Preferred Stock owned prior to Conversion:

Number of shares of Series B Preferred Stock to be Converted:

Stated Value of shares of Series B Preferred Stock to be Converted:

Number of Conversion Shares to be Issued:

Conversion Price:

Number of shares of Series B Preferred Stock owned after Conversion:

Address for Delivery:

Or

DWAC Instructions – Broker no:	Account no:

SIGNATURE of HOLDER:

By:
Name:
Title:

Exhibit B

Attached is the form of Warrant

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION.  BY ACQUIRING THIS WARRANT, HOLDER REPRESENTS THAT HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THIS WARRANT OR THE SECURITIES FOR WHICH IT MAY BE EXERCISED WITHOUT REGISTRATION OR COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE AFORESAID ACTS AND THE RULES AND REGULATIONS THEREUNDER.

WARRANT TO PURCHASE COMMON STOCK

Number of Shares of Common Stock:

Date of Issuance:  February 3, 2015 (“Issuance Date”)

THIS CERTIFIES THAT, for value received, [Name] (including any permitted and registered assigns, the “Holder”), is entitled to purchase from Cachet Financial Solutions, Inc., a Delaware corporation (the “Company”), up to                    shares of Common Stock (the “Warrant Shares”) at the Exercise Price then in effect.  This Warrant to Purchase Common Stock (this “Warrant”) is issued by the Company as of the date hereof pursuant to that certain Securities Purchase Agreement executed on February 3, 2015, by and among the Company, Holder and other parties thereto (the “Purchase Agreement”).

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 13 below.  For purposes of this Warrant, the term “Exercise Price” shall mean $1.15 per share, subject to adjustment as provided herein, and the term “Exercise Period” shall mean the period commencing on the Issuance Date and ending on 5:00 p.m. New York time on the five-year anniversary thereof.

1.                                      EXERCISE OF WARRANT.

(a)                                 Mechanics of Exercise.  Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant.  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.  On or before the third Trading Day (the “Warrant Share Delivery Date”) following the date on which the Company shall have received the Exercise Notice, and upon receipt by the Company of (i) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price” and together with the Exercise Notice, the “Exercise Delivery Documents”) in cash or by wire transfer of immediately available funds or (ii) notification from the Holder that this Warrant is being exercised pursuant to a Cashless Exercise, as defined below, the Company shall (or direct its transfer agent to) issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise.  Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares.  If this Warrant is submitted in connection with any exercise pursuant to Section 1(c) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

(b)                                 No Fractional Shares.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c)                                  Cashless Exercise.   The Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A =                 the total number of shares with respect to which this Warrant is then being exercised.

B =                 the Weighted Average Price of the shares of Common Stock for the five consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C =                 the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(d)                                 Holder’s Exercise Limitations.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to issuance of Warrant Shares upon exercise as set forth on the applicable Notice of

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Exercise, the Holder (together with the Holder’s Affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation, as defined below.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including without limitation any other  Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this paragraph (d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this paragraph applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.

For purposes of this paragraph, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the request of a Holder, the Company shall within two Trading Days confirm to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  Upon no fewer than 61 days’ prior notice to the Company, a Holder may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this paragraph shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder.  The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.

2.                                      ADJUSTMENTS.  The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

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(a)                                 Subdivision or Combination of Common Stock.  If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased.  If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased.  Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)                                 Distribution of Assets.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(i)                                     any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(ii)                                  the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i); provided, however, that in the event that the Distribution is of shares of common stock of a company (other than the Company) whose common stock is traded on a national securities exchange or a national automated quotation system (“Other Shares of Common Stock”), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i) and the number of Warrant Shares calculated in accordance with the first part of this clause (ii).

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3.                                      FUNDAMENTAL TRANSACTIONS.  If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 2(a) above) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of shares of Common Stock of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.

4.                                      NON-CIRCUMVENTION.  The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

5.                                      WARRANT HOLDER NOT DEEMED A STOCKHOLDER.  Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.  In addition, nothing contained in this Warrant

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shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6.                                      REISSUANCE.

(a)                                 Lost, Stolen or Mutilated Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b)                                 Issuance of New Warrants.  Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

7.                                      TRANSFER.

(a)                                 Notice of Transfer.  The Holder agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer.  Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel.  If the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder thereof, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute the Assignment of Warrant attached hereto as Exhibit B and such other documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b)                                 If the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Holder will limit its activities in respect to such transfer or disposition as are permitted by law.

(c)                                  Any transferee of all or a portion of this Warrant shall succeed to the rights and benefits of the initial Holder of this Warrant under Sections 4.1 and 4.3 (subject, however, to the limitations set forth in Section 4.2), 4.4 and 4.5 of the Purchase Agreement (registration rights, expenses, and indemnity).

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8.                                      NOTICES.  Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement.  The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any stock or other securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock or other property, pro rata to the holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9.                                      AMENDMENT AND WAIVER.  The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.  In addition, the restrictions set forth in Section 1(d) can be waived, as to a particular original purchaser of Preferred Stock and its affiliates, pursuant to a writing signed and delivered by the Company and such original Purchaser prior to the execution and delivery of this Warrant.

10.                               GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota, without giving effect to the conflicts-of-law principles thereof.

11.                               DISPUTE RESOLUTION.  A dispute as to the determination of the Exercise Price, the Closing Sale Price, or the arithmetic calculation of the Warrant Shares, the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations via facsimile (a) within two Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder, as the case may be, or (b) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price, Closing Sale Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder, as the case may be, then the Company shall, within two Business Days thereafter submit via facsimile (x) the disputed determination of the Exercise Price or Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (y) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

12.                               ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

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13.                               CERTAIN DEFINITIONS.  For purposes of this Warrant, the following terms shall have the following meanings:

(a)                                 “Bloomberg” means Bloomberg Financial Markets.

(b)                                 “Closing Sale Price” means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Bloomberg, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Bloomberg, or (iii) if no last trade price is reported for such security by Bloomberg, the average of the bid and ask prices of any market makers for such security as reported by the OTC Markets.  If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(c)                                  “Common Stock” means the Company common stock, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

(d)                                 “Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(e)                                  “Exempt Issuance” means the issuance of (i) shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (for the avoidance of doubt, including the Company’s 2014 Associate Stock Purchase Plan intended to qualify under Section 422 of the Internal Revenue Code of 1986), (ii) any securities upon the exercise or conversion of any securities issued pursuant to the Purchase Agreement, (iii) any Common Stock upon the exercise or conversion of securities that are issued and outstanding as of the date of the Purchase Agreement, (iv) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, (v) shares of Common Stock issued in connection with regularly scheduled dividend payments on the Series A Preferred Stock, and (vi) shares of Common Stock issued pursuant to any loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank approved by the Board of Directors of the Company.

(f)                                   “Principal Market” means the primary national securities exchange on which the Common Stock is then traded.

(g)                                  “Trading Day” means (i) any day on which the Common Stock is listed or quoted and traded on its Principal Market, (ii) if the Common Stock is not then listed or quoted and traded on

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any national securities exchange, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

*  *  *  *  *  *  *

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set forth above.

CACHET FINANCIAL SOLUTIONS, INC.

DARIN P. MCAREAVEY
Executive Vice President & Chief Financial Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Warrant to Purchase Common Stock)

THE UNDERSIGNED holder hereby exercises the right to purchase                                    of the shares of Common Stock (“Warrant Shares”) of Cachet Financial Solutions, Inc., a Delaware corporation (the “Company”), evidenced by the attached copy of the Warrant to Purchase Common Stock (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.              Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as (check one):

☐            a cash exercise with respect to                                    Warrant Shares; and/or

☐            a “Cashless Exercise” with respect to                                Warrant Shares.

2.              Payment of Exercise Price.  In the event that the holder has elected a cash exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $                                       to the Company in accordance with the terms of the Warrant.

3.             Delivery of Warrant Shares.  The Company shall deliver to the holder                                      Warrant Shares in accordance with the terms of the Warrant.

Date:

(Print Name of Registered Holder)

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                                          the right to purchase                                shares of common stock of Cachet Financial Solutions, Inc., to which the within Warrant to Purchase Common Stock relates and appoints                                         , as attorney-in-fact, to transfer said right on the books of Cachet Financial Solutions, Inc. with full power of substitution and re-substitution in the premises.  By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated:

(Signature) *

(Name)

(Address)

(Social Security or Tax Identification No.)

* The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Warrant to Purchase Common Stock in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.